Exhibit 99.1

ChannelAdvisor Reports Record Fourth Quarter and Full Year 2021 Results
Q4 brands subscription revenue increased 42% year-over-year, a new record, representing 48% of total quarterly subscription revenue
Q4 total revenue of $45.4 million, a new record, up 13% year-over-year
Q4 subscription revenue increased 22% year-over-year
2021 operating cash flow of $34.3 million

Research Triangle Park, NC - February 10, 2022 - ChannelAdvisor Corporation (NYSE: ECOM), a leading provider of cloud-based e-commerce solutions that enable brands and retailers to increase global sales, today reported financial results for the fourth quarter and full year ended December 31, 2021.

Fourth Quarter 2021 Highlights
GAAP
•Record total revenue of $45.4 million, up 13% year-over-year
•Subscription revenue increased 22% year-over-year
•Brands revenue increased 34% year-over-year
•Brands subscription revenue grew 42% year-over-year and represented 48% of total quarterly subscription revenue
•Net income of $33.7 million includes a tax benefit of $28.7 million driven primarily by a $29.4 million release of the valuation allowance recorded against deferred tax assets
Non-GAAP
•Adjusted EBITDA of $11.2 million
•Adjusted EBITDA margin of 25%

Full Year 2021 Highlights
GAAP
•Record total revenue of $167.7 million, up 16% year-over-year
•Subscription revenue increased 23% year-over-year
•Brands revenue increased 39% year-over-year and reached 40% of total revenue, a new fiscal year high
•Brands subscription revenue growth of 47% year-over-year and represented 45% of total subscription revenue for the year
•Cash and cash equivalents of $100.6 million at year end, an increase of $29.0 million for the year
•Operating cash flow of $34.3 million
Non-GAAP
•Adjusted EBITDA of $37.9 million
•Adjusted EBITDA margin of 23%
•Free cash flow of $29.2 million, or $0.93 per diluted share based on 31.5 million diluted weighted average shares outstanding

Exhibit 99.1
“Q4 marked an outstanding finish to an amazing year for ChannelAdvisor,” said David Spitz, ChannelAdvisor’s chief executive officer. “Our strategic focus on brands continued to drive solid results, with record revenue, adjusted EBITDA that significantly exceeded the high end of our guidance, and strong free cash flow that pushed our cash balance above $100 million. Our land and expand strategy with brands fueled these results, as we saw a strong increase in brands customer count and continued growth in average revenue per customer and annual recurring revenue during the year. We have a large, unpenetrated market opportunity, and believe with our continued focus on product innovation, channel expansion, strong sales and revenue retention, as well as a debt free balance sheet, that we’re well positioned to drive sustainable revenue growth and strong margins in 2022 and beyond."

Recent Business Highlights

We believe the following highlights are additional indicators of our position as a leading digital distribution platform for brands:

•Continued Product Innovation: ChannelAdvisor introduced new interactive analytics in its Advertising Console to help brands quickly discover trending information on all retail media campaigns. ChannelAdvisor also launched new options for advertisers with native integration for TikTok feeds and additional support for Walmart Sponsored Products Campaigns through Item BuyBox and Carousel Placements. For its recently launched Commerce Network, an in-platform experience that enables online channels to easily scout, engage and grow with brands and retailers, ChannelAdvisor launched enhancements including Multiple Seller Profiles which enables sellers to differentiate how their brands, verticals, and business units are discovered by and promoted to different channels.
•Continued Channel Expansion: ChannelAdvisor remains laser-focused on global channel expansions to help address the evolving business needs of brands and retailers worldwide. With the recent addition of many new integrations, ChannelAdvisor now supports over 300 channels. New global integrations include AliExpress in China, Brazil, France, Italy, Spain and Turkey; Back Market in Germany, Spain, Greece, Ireland, Italy, Portugal, Sweden and Slovakia; Hudson Bay in Canada and the U.S.; and Idealo and Limango in Germany. The company also added support for first-party integrations with Amazon across 17 countries, and in the U.S. with DSW, Journey’s, Martha Stewart and Urban Outfitters.

•Industry leadership: Named the #1 channel management vendor for the 10th consecutive year in Digital Commerce 360’s ‘Leading Vendors to the Top 1000 Retailers’ report. ChannelAdvisor is also ranked as the fourth-leading search engine marketing vendor, and a leading provider of online advertising services.

•New customers: ChannelAdvisor recently added notable new customers including Reynolds Consumer Products, Crown Pet Foods, Arnott’s Biscuits and De Longhi. ChannelAdvisor also expanded its relationship with customers such as Viewsonic, Sennheiser and Clorox.
Financial Outlook
Based on the information available as of today, ChannelAdvisor is issuing guidance for its first quarter 2022.

(in millions, except percentages)	Q1 2022
Revenue	$41.9 - $42.3
Adjusted EBITDA	$6.8 - $7.2
As a Percentage of Revenue (at the midpoint for Q1)	17%
Stock-based Compensation Expense	$3.0 - $3.4
Diluted Weighted Average Shares Outstanding	32.2

Exhibit 99.1
Refer to the "Adjusted EBITDA Guidance Reconciliation" table included with the financial tables at the end of this release for the reconciliation to the most comparable GAAP financial measure.
Conference Call Information

What:	ChannelAdvisor Fourth Quarter and Full Year 2021 Financial Results Conference Call
When:	Thursday, February 10, 2022
Time:	8:00 a.m. ET
Live Call:	(855) 638-4821, Passcode 9283479, Toll free
(704) 288-0612, Passcode 9283479, Toll
Webcast:	http://ir.channeladvisor.com (live and replay)
Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: adjusted EBITDA and adjusted EBITDA margin and free cash flow and free cash flow per diluted share. We also may provide information regarding non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income from operations and non-GAAP operating margin. Adjusted EBITDA and adjusted EBITDA margin exclude depreciation, amortization, income tax (benefit) expense, net interest expense, and stock-based compensation expense. For 2021 only, adjusted EBITDA excludes the change in fair value of acquisition-related contingent consideration (which increased GAAP operating income), and also excludes lease abandonment and related costs and subsidiary liquidation costs. For 2020 only, adjusted EBITDA excludes transaction costs associated with our July 2020 acquisition of BlueBoard. Adjusted EBITDA margin is equal to adjusted EBITDA divided by GAAP revenue. Free cash flow is cash flow from operations, reduced by purchases of property and equipment and payment of capitalized software development costs. Non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating expenses exclude stock-based compensation expense and the other items excluded from adjusted EBITDA described above, as applicable. Non-GAAP gross margin is equal to non-GAAP gross profit divided by GAAP revenue. Non-GAAP operating margin is equal to non-GAAP income from operations divided by GAAP revenue.

ChannelAdvisor believes that these non-GAAP financial measures provide useful information to management and investors relating to ChannelAdvisor’s financial condition and results of operations. The company’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. The company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making.

Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in the company’s financial statements. In order to compensate for these limitations, management presents non-GAAP financial measures together with GAAP results. Non-GAAP measures should be considered in addition to results and guidance prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. ChannelAdvisor urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the company’s business. In addition, other companies,

Exhibit 99.1
including companies in our industry, may calculate similarly named non-GAAP measures differently than we do, which limits their usefulness in comparing our financial results with theirs.
About ChannelAdvisor
ChannelAdvisor (NYSE: ECOM) is a leading multichannel commerce platform whose mission is to connect and optimize the world’s commerce. For over two decades, ChannelAdvisor has helped brands and retailers worldwide improve their online performance by expanding sales channels, connecting with consumers across the entire buying cycle, optimizing their operations for peak performance, and providing actionable analytics to improve competitiveness. Thousands of customers depend on ChannelAdvisor to securely power their e-commerce operations on channels such as Amazon, eBay, Facebook, Google, Walmart, and hundreds more. For more information, visit www.channeladvisor.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook and guidance for the first quarter 2022 and expectations regarding our growth and that of the e-commerce industry. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections, as well as the current beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond ChannelAdvisor’s control. ChannelAdvisor’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in ChannelAdvisor’s Annual Report on Form 10-K for the year ended December 31, 2021, as well as other documents that may be filed by the company from time to time with the Securities and Exchange Commission. These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://ir.channeladvisor.com. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the impact of the COVID-19 pandemic on global economic conditions and on our revenues and financial performance; our reliance for a significant portion of our revenue on sales by our customers on the Amazon and eBay marketplaces and through advertisements on Google; our ability to respond to rapid changes in channel technologies or requirements; our ability to compete successfully against current and future competitors, which could include the channels themselves; our reliance in part on a pricing model under which a portion of the subscription fees we receive from customers is variable, based upon the amount of transaction volume that those customers process through our platform; our reliance on non-redundant data centers and cloud computing providers to deliver our SaaS solutions; the potential that the e-commerce market does not grow, or grows more slowly than we expect, particularly on the channels that our solutions support; challenges and risks associated with our international operations; our ability to align our expenses with revenue; and risks related to security or privacy breaches. The forward-looking statements included in this press release represent ChannelAdvisor’s views as of the date of this press release. ChannelAdvisor undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing ChannelAdvisor’s views as of any date subsequent to the date of this press release.
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Exhibit 99.1
Investor Contact:
Raiford Garrabrant
ChannelAdvisor Corporation
raiford.garrabrant@channeladvisor.com
919-228-4817

Media Contact:
Tamara Gibbs
ChannelAdvisor Corporation
tamara.gibbs@channeladvisor.com
919-249-9798

ChannelAdvisor Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except share and per share data)

	December 31,
	2021	2020
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$100,567	$71,545
Accounts receivable, net of allowance of $279 and $417 as of December 31, 2021 and 2020, respectively	28,886	24,705
Prepaid expenses and other current assets	15,497	13,874
Total current assets	144,950	110,124
Operating lease right of use assets	2,856	8,141
Property and equipment, net	7,682	8,707
Goodwill	30,042	30,990
Intangible assets, net	3,079	4,155
Deferred contract costs, net of current portion	17,951	14,040
Long-term deferred tax assets, net	32,616	3,551
Other assets	796	953
Total assets	$239,972	$180,661
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,457	$158
Accrued expenses	12,644	14,008
Deferred revenue	29,942	22,819
Other current liabilities	4,831	6,029
Total current liabilities	48,874	43,014
Operating lease liabilities, net of current portion	1,182	5,394
Other long-term liabilities	1,718	2,162
Total liabilities	51,774	50,570
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized, no shares issued and outstanding as of December 31, 2021 and 2020, respectively	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 30,188,595 and 29,020,424 shares issued and outstanding as of December 31, 2021 and 2020, respectively	30	29
Additional paid-in capital	300,875	288,842
Accumulated other comprehensive loss	(2,237)	(1,095)
Accumulated deficit	(110,470)	(157,685)
Total stockholders' equity	188,198	130,091
Total liabilities and stockholders' equity	$239,972	$180,661

ChannelAdvisor Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
	(unaudited)	(unaudited)	(unaudited)
Revenue	$45,445	$40,312	$167,729	$145,072
Cost of revenue (1) (2)	10,191	8,547	38,232	30,354
Gross profit	35,254	31,765	129,497	114,718
Operating expenses (1) (2):
Sales and marketing	15,482	14,469	60,755	52,905
Research and development	5,583	4,837	22,382	18,990
General and administrative	8,640	5,997	27,432	23,739
Total operating expenses	29,705	25,303	110,569	95,634
Income from operations	5,549	6,462	18,928	19,084
Other (expense) income:
Interest (expense) income, net	(31)	(35)	(127)	175
Other (expense) income, net	(572)	(35)	(736)	9
Total other (expense) income	(603)	(70)	(863)	184
Income before income taxes	4,946	6,392	18,065	19,268
Income tax (benefit) expense	(28,723)	272	(29,150)	443
Net income	$33,669	$6,120	$47,215	$18,825
Net income per share:
Basic	$1.12	$0.21	$1.59	$0.66
Diluted	$1.06	$0.20	$1.50	$0.63
Weighted average common shares outstanding:
Basic	30,096,827	29,006,116	29,774,172	28,616,401
Diluted	31,748,091	30,597,322	31,506,080	30,035,261

(1) Includes stock-based compensation as follows:
Cost of revenue	$71	$212	$736	$972
Sales and marketing	679	731	3,423	2,792
Research and development	376	460	2,245	2,168
General and administrative	1,169	1,065	5,630	4,268
	$2,295	$2,468	$12,034	$10,200

(2) Includes depreciation and amortization as follows:
Cost of revenue	$1,125	$1,144	$4,534	$4,211
Sales and marketing	76	159	432	624
Research and development	29	62	168	257
General and administrative	273	493	1,433	1,421
	$1,503	$1,858	$6,567	$6,513

ChannelAdvisor Corporation and Subsidiaries
Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2021	2020
	(unaudited)
Cash flows from operating activities
Net income	$47,215	$18,825
Adjustments to reconcile net income to cash and cash equivalents provided by operating activities:
Depreciation and amortization	6,567	6,513
Bad debt expense	59	525
Stock-based compensation expense	12,034	10,200
Deferred income taxes	(29,477)	(39)
Other items, net	200	(829)
Changes in assets and liabilities, net of effects from acquisition:
Accounts receivable	(4,358)	(2,143)
Prepaid expenses and other assets	110	(1,728)
Deferred contract costs	(5,875)	(2,572)
Accounts payable and accrued expenses	76	4,270
Deferred revenue	7,701	1,284
Cash and cash equivalents provided by operating activities	34,252	34,306
Cash flows from investing activities
Acquisition, net of cash acquired	—	(8,467)
Purchases of property and equipment	(1,609)	(1,704)
Payment of software development costs	(3,395)	(3,034)
Cash and cash equivalents used in investing activities	(5,004)	(13,205)
Cash flows from financing activities
Repayment of finance leases and debt	(15)	(1,808)
Proceeds from exercise of stock options	5,742	3,825
Payment of statutory tax withholding related to net-share settlement of restricted stock units	(5,743)	(3,294)
Payment of line of credit financing costs	—	(187)
Cash and cash equivalents used in financing activities	(16)	(1,464)
Effect of currency exchange rate changes on cash and cash equivalents	(210)	123
Net increase in cash and cash equivalents	29,022	19,760
Cash and cash equivalents, beginning of year	71,545	51,785
Cash and cash equivalents, end of year	$100,567	$71,545

Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin
(unaudited; dollars in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue	$45,445	$40,312	$167,729	$145,072

Gross profit (GAAP)	$35,254	$31,765	$129,497	$114,718
Plus: Stock-based compensation expense included within cost of revenue	71	212	736	972
Gross profit (Non-GAAP)	$35,325	$31,977	$130,233	$115,690
Gross margin (GAAP)	78%	79%	77%	79%
Gross margin (Non-GAAP)	78%	79%	78%	80%

Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(unaudited; in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Operating expenses (GAAP)	$29,705	$25,303	$110,569	$95,634
Less: Stock-based compensation expense included within operating expenses	2,224	2,256	11,298	9,228
Plus: Contingent consideration fair value adjustment included within operating expenses	—	—	(1,313)	—
Less: Lease abandonment costs included within operating expenses	1,457	—	1,457	—
Less: Subsidiary liquidation costs included within operating expenses	455	—	455	—
Less: Transaction costs in connection with acquisition included within operating expenses	—	45	—	488
Operating expenses (Non-GAAP)	$25,569	$23,002	$98,672	$85,918

Reconciliation of GAAP Income from Operations and GAAP Operating Margin to Non-GAAP Income from Operations and Non-GAAP Operating Margin
(unaudited; dollars in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue	$45,445	$40,312	$167,729	$145,072

Income from operations (GAAP)	$5,549	$6,462	$18,928	$19,084
Plus: Stock-based compensation expense	2,295	2,468	12,034	10,200
Less: Contingent consideration fair value adjustment	—	—	(1,313)	—
Plus: Lease abandonment costs	1,457	—	1,457	—
Plus: Subsidiary liquidation costs	455	—	455	—
Plus: Transaction costs in connection with acquisition	—	45	—	488
Income from operations (Non-GAAP)	$9,756	$8,975	$31,561	$29,772
Operating margin (GAAP)	12%	16%	11%	13%
Operating margin (Non-GAAP)	21%	22%	19%	21%

Reconciliation of Net Income to Adjusted EBITDA
(unaudited; in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net income	$33,669	$6,120	$47,215	$18,825
Adjustments:
Interest (income) expense, net	31	35	127	(175)
Income tax (benefit) expense	(28,723)	272	(29,150)	443
Depreciation and amortization expense	1,503	1,858	6,567	6,513
Total adjustments	(27,189)	2,165	(22,456)	6,781
EBITDA	6,480	8,285	24,759	25,606
Stock-based compensation expense	2,295	2,468	12,034	10,200
Contingent consideration fair value adjustment	—	—	(1,313)	—
Lease abandonment and related costs	1,941	—	1,941	—
Subsidiary liquidation costs	455	—	455	—
Transaction costs in connection with acquisition	—	45	—	488
Adjusted EBITDA	$11,171	$10,798	$37,876	$36,294

Free Cash Flow Reconciliation
(unaudited; in thousands, except share and per share data)
	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Cash and cash equivalents provided by operating activities	$7,773	$8,321	$34,252	$34,306
Less: Purchases of property and equipment	(484)	(683)	(1,609)	(1,704)
Less: Payment of capitalized software development costs	$(818)	$(751)	(3,395)	(3,034)
Free cash flow	$6,471	$6,887	$29,248	$29,568

Diluted weighted average shares outstanding	31,748,091	30,597,322	31,506,080	30,035,261
Free cash flow per diluted share	$0.20	$0.23	$0.93	$0.98

Adjusted EBITDA Guidance Reconciliation
(unaudited; in millions)
	First Quarter 2022
	Low	High
Net income (estimate)	$0.9	$2.0
Adjustments (estimates):
Interest expense (income), net	0.1	0.0
Income tax expense	0.9	0.8
Depreciation and amortization expense	1.5	1.4
Total adjustments	2.5	2.2
EBITDA	3.4	4.2
Stock-based compensation expense (estimate)	3.4	3.0
Adjusted EBITDA guidance	$6.8	$7.2